SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

Cytyc Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-27558	02-0407755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Swanson Road, Boxborough, MA	01719
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 263-8000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 27, 2004, Cytyc Corporation issued a press release announcing the Company’s earnings for the quarter ended September 30, 2004. A copy of the release is furnished with this report as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished pursuant to Item 2.02:

Exhibit 99.1: Earnings Release of Cytyc Corporation dated October 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTYC CORPORATION
By:	/s/ Patrick J. Sullivan
Patrick J. Sullivan Chairman, Chief Executive Officer, and President

Date: October 27, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of Cytyc Corporation dated October 27, 2004.